Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP Utilities Portfolio
March 31, 2025
VUT-NPRT1-0525
1.814651.120
Common Stocks - 95.9%
	Shares	Value ($)
CANADA - 0.3%
Utilities - 0.3%
Independent Power and Renewable Electricity Producers - 0.3%
Brookfield Renewable Partners LP (United States)	44,600	988,336
UNITED STATES - 95.6%
Industrials - 1.4%
Electrical Equipment - 1.4%
GE Vernova Inc	13,300	4,060,224
NEXTracker Inc Class A (a)	7,700	324,478
		4,384,702
Information Technology - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
First Solar Inc (a)	4,600	581,578
Utilities - 94.0%
Electric Utilities - 67.3%
Alliant Energy Corp	11,900	765,765
American Electric Power Co Inc	101,433	11,083,584
Constellation Energy Corp	63,598	12,823,265
Duke Energy Corp	253,179	30,880,244
Edison International	41,058	2,419,137
Entergy Corp	168,752	14,426,608
Evergy Inc	172,600	11,900,770
Eversource Energy	126,800	7,875,548
Exelon Corp	446,100	20,556,288
NextEra Energy Inc	424,288	30,077,776
PG&E Corp	727,238	12,493,949
PPL Corp	381,999	13,793,984
Southern Co/The	186,992	17,193,914
TXNM Energy Inc	175,283	9,374,135
Xcel Energy Inc	177,590	12,571,596
		208,236,563
Gas Utilities - 1.4%
UGI Corp	132,000	4,365,240
Independent Power and Renewable Electricity Producers - 6.5%
AES Corp/The	444,700	5,523,174
Clearway Energy Inc Class C	92,770	2,808,148
Talen Energy Corp (a)	4,981	994,556
Vistra Corp	92,593	10,874,122
		20,200,000
Multi-Utilities - 18.8%
Ameren Corp	142,900	14,347,160
CenterPoint Energy Inc	401,470	14,545,258
Consolidated Edison Inc	61,200	6,768,108
NiSource Inc	261,438	10,481,049
Sempra	170,283	12,151,395
		58,292,970
TOTAL UTILITIES		291,094,773

TOTAL UNITED STATES		296,061,053
TOTAL COMMON STOCKS (Cost $222,144,313)		297,049,389

Money Market Funds - 4.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $13,100,072)	4.32	13,097,452	13,100,072

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $235,244,385)	310,149,461
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(158,288)
NET ASSETS - 100.0%	309,991,173

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	13,920,928	35,253,922	36,074,778	93,691	-	-	13,100,072	13,097,452	0.0%
Fidelity Securities Lending Cash Central Fund	1,078,700	25,817,876	26,896,576	146	-	-	-	-	0.0%
Total	14,999,628	61,071,798	62,971,354	93,837	-	-	13,100,072

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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